Right of Use Assets (Details) - Schedule of Supplemental Balance Sheet Information Related to Operating Leases ¥ in Thousands, $ in Thousands	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Schedule of Supplemental Balance Sheet Information Related to Operating Leases [Abstract]
Right-of-use assets, net	¥ 15,725	$ 2,169	¥ 19,209	$ 2,785
Operating lease liabilities - current	7,527	1,038	7,174	1,040
Operating lease liabilities - non-current	8,874	1,224	12,773	1,852
Total operating lease liabilities	¥ 16,401	$ 2,262	¥ 19,947	$ 2,892